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            AMENDMENT NO. 2 TO INVESTOR REGISTRATION RIGHTS AGREEMENT
            ---------------------------------------------------------

         THIS AMENDMENT NO.2 (the "Amendment") is made and entered into effective as of August 10, 2006, to that certain Investor Registration Rights Agreement (the "Agreement") dated May 26, 2005 by and among CIRTRAN CORP., a Nevada corporation (the "Company") and HIGHGATE HOUSE FUNDS, LTD (the "Investor").

                                    Recitals:
                                    ---------

         WHEREAS, on or about May 26, 2005, the Company and the Investor entered into a series of financing agreements (the "Transaction Documents"), including, without limitation the Securities Purchase Agreement, the convertible debentures issued thereto, and the Agreement (as defined herein), pursuant to which, among other things, the Investor agreed to advance the Company the aggregate of Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) of secured convertible debentures;

         WHEREAS, the parties hereto desire to amend the Agreement to extend certain deadlines contained therein; and

         WHEREAS, all terms in the Agreement, except as modified herein, and the terms contained in the Transaction Documents, shall remain in full force and effect.

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The foregoing recitals are hereby incorporated herein by reference and acknowledged as true and correct by the parties hereto.

         2. Section 2(b) of the Agreement is hereby amended and restated in its entirety to read as follows:


                           "(b)   Effectiveness  of  the  Initial   Registration
                  Statement. The Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC by August 31, 2006 (the "Scheduled Effective Deadline"), and (ii) to ensure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. The Investors may declare that an event of default has occurred hereunder if the Initial Registration Statement is not filed by the Scheduled Filing Deadline or not declared effective by the Scheduled Effective Deadline."



                     [SIGNATURE PAGES TO IMMEDIATELY FOLLOW]


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         IN  WITNESS  WHEREOF,  the  parties  have  signed  and  delivered  this
Amendment Agreement on the date first set forth above.

CIRTRAN CORP.                                  HIGHGATE HOUSE FUNDS, LTD



By:      /s/                                   By:      /s/
   ------------------------------                 ------------------------------
Name:    Iehab J. Hawatmeh                     Name:    Mark A. Angelo
Title:   President & CEO                       Title:   Portfolio Manager




















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